                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-8322
                                  ----------------------------------------------

             State Street Research Securities Trust
        ------------------------------------------------------------------------
             (Exact name of registrant as specified in charter)

             One Financial Center, Boston, MA 02111
        ------------------------------------------------------------------------
             (Address of principal executive offices)    (Zip code)

             Richard S. Davis, President and Chief Executive Officer
             State Street Research & Management Company
             One Financial Center, Boston, MA 02111
        ------------------------------------------------------------------------
             (Name and address of agent for service)

Registrant's telephone number, including area code: 617-357-1200
                                                   ------------------
Date of fiscal year end:  10/31/04
                        -----------------
Date of reporting period: 11/1/03 - 10/31/04
                         ----------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

ITEM 1 (REPORT TO SHAREHOLDERS): The Annual Report is attached.

                                                    [LOGO] STATE STREET RESEARCH


                                    [PHOTO]


Legacy Fund

October 31, 2004


                                                   Annual Report to Shareholders

Table of Contents
3       Performance Discussion

6       About Your Fund Expenses

7       Portfolio Holdings

9       Financial Statements

13      Financial Highlights

15      Report of Independent
        Registered Public
        Accounting Firm

17      Trustees and Officers

FROM THE CHAIRMAN
      State Street Research

The pace of U.S. economic growth was robust over the twelve-month period ended October 31, 2004, as the economy advanced on all fronts. Gross domestic product
(GDP) growth, a common measure of economic growth, averaged just short of 4.0% for the period, solidly above the economy's long-term trend rate of 3.0%. We expect the economy to grow between 3.5% and 4.0% for the remainder of 2004 and into 2005.

Consumers continued to play a key role in the economy. Spending on retail goods, autos and housing remained generally strong throughout the period. Retail sales slowed during the summer months of 2004 as a result of higher energy prices and weather-related events, but the pace of consumer spending picked back up in the fall.

The number of new jobs continued to fall short of expectations. In the spring, more than one million new jobs were added to the economy. But job growth was disappointing again during the summer months. The economy has yet to replace all the jobs lost in the downturn of 2000-2001.

Although business spending fell short of expectations, given the economy's relatively strong growth cycle, a pick-up in business spending was one bright spot in the economy. Industrial production moved steadily higher, as did manufacturing capacity utilization. Outlays for new equipment and construction enjoyed double-digit growth in the second half of the period. Strong spending by businesses helped offset some of the slowdown in consumer-spending growth.

Stocks Stumble, Bonds Edge Higher

The U.S. stock market began the period on a strong note. However, the gains it achieved early in the period were whittled away over the twelve months covered by this report. By contrast, the bond market has held up in the face of three increases in the federal funds rate (a key short-term interest rate) that occurred late in the period. The yield on the 10-year benchmark U.S. Treasury ended the period just about where it began, and bond prices moved higher across all sectors.

Investing Despite Uncertainty

By all accounts, news on the economy and the markets has been overshadowed over the past year by external events. As a result, many investors have remained on the sidelines. With so much uncertainty, it may feel safer to wait out the storm. Yet, it can be even more risky to try to time your entrances and exits as the markets move through their natural cycles. If you're feeling uncertain about your financial strategy, talk to your financial professional. With their advice and guidance, you can keep your financial goals on track.

Sincerely,

/s/ Richard S. Davis

Richard S. Davis
Chairman
October 31, 2004

-------------
PERFORMANCE
-------------
         Discussion as of October 31, 2004

How State Street Research Legacy Fund Performed

State Street Research Legacy Fund (Class A shares, without sales charge) returned 4.70% for the twelve-month period ended October 31, 2004. That was better than the return of the Russell 1000[RegTM] Growth Index, which returned 3.38% over the same period. The fund also outperformed the Lipper Large-Cap Growth Funds Average, which was 2.67% for the twelve-month period.


--------------------------------------------------------------------------------

Performance: Class A
--------------------------------------------------------------------------------

Fund average annual total return as of 10/31/04

(does not reflect sales charge)

                                                  Life of Fund
                          1 Year      5 Years      (12/31/97)
--------------------------------------------------------------
Return Before Taxes        4.70%       -3.14%         3.29%
--------------------------------------------------------------
Return After Taxes
on Distributions           4.70%       -3.14%         3.29%
--------------------------------------------------------------
Return After Taxes on
Distributions and Sale of
Fund Shares                3.06%       -2.64%         2.83%
--------------------------------------------------------------

Fund average annual total return as of 9/30/04
(at maximum applicable sales charge)

                                                  Life of Fund
                          1 Year      5 Years      (12/31/97)
--------------------------------------------------------------
Return Before Taxes        4.36%       -3.68%         2.19%
--------------------------------------------------------------
Return After Taxes
on Distributions           4.36%       -3.68%         2.19%
--------------------------------------------------------------
Return After Taxes on
Distributions and Sale of
Fund Shares                2.84%       -3.09%         1.88%
--------------------------------------------------------------

See pages 4,5 and 16 for additional performance data for Class A shares and for performance data on other share classes.

Keep in mind that the performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted herein. For the most recent month-end performance results, visit our website at www.ssrfunds.com. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

Average annual total return without sales charge does not reflect the maximum applicable sales charges. If the applicable sales charges were deducted, performance results would be lower.

Average annual total return at maximum applicable sales charge reflects a maximum 5.75% Class A share front-end sales charge.

After-tax returns are calculated using the highest historical federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of fund shares.

The Russell 1000 Growth Index contains those stocks within the complete Russell 1000[RegTM] Index (a large-company index) that show above-average growth. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in an index.

The Lipper Large-Cap Growth Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared to competing funds.

--------------------------------------------------------------------------------

Reasons for the Fund's Performance

In a choppy market, the fund's balanced positioning helped it outperform its benchmark and peer-group average. An emphasis on energy stocks, coupled with strong stock selection in the consumer discretionary and health care sectors, drove returns during the period. Disappointments from technology and producer durable holdings were not enough to offset gains from these other sectors.

As oil prices rose above $50/barrel during the period, energy stocks soared to the top of the performance list. The fund benefited from a decision to overweight energy stocks and to focus on coal- and crude-producing companies, which were among the sector's best performers. While it is unlikely that the price of oil will remain as high as it was near the end of the period, we continue to believe that oil will trade at prices above its historical norm. If prices remain relatively high, we believe that energy stocks continue to have additional return potential.

The fund also benefited from good stock selection in the consumer discretionary and health care sectors. Among consumer names, Yahoo! and Target delivered solid results, helping fund returns. Yahoo!, the leading Internet search engine, has benefited by its willingness to spend freely on advertising. Within health care, the fund's pharmaceutical holdings tended to outperform their benchmark counterparts. Our exposure to Merck was significantly lower than its weight in the index, which helped performance when the drugmaker hit an eight-year low after announcing the withdrawal of its arthritis drug and painkiller, Vioxx.

Stock selection within the producer durables and technology sectors modestly detracted from the fund's relative performance. Semiconductor holdings, such as PMC-Sierra and Cypress Semiconductor, generated disappointing results, reflecting investors' concerns that the semiconductor cycle may have peaked. Amid producer durables names, power supply device maker American Power Conversion and aerospace giant Boeing also disappointed.

Looking Ahead

We remain committed to our bottom-up strategy and believe the fund is well positioned to outperform its benchmark regardless of market direction. We believe the balanced makeup of the fund has been critical to its relative gains. As a result of our bottom-up portfolio construction process, the fund continues to place an increased emphasis on companies exhibiting stable growth rates.

A Word about Risk

The major risks of stock investing include sudden and unpredictable drops in value and period of lackluster performance. The fund's emphasis on keeping portfolio turnover low means that the fund may continue to hold various stocks through adverse markets, which may cause it to incur deeper losses than other funds. To the extent the fund does sell securities during times of volatility, portfolio turnover and capital gains are likely to increase. The fund's buy-and-hold approach is designed to allow it to capture long-term gains, but the prices of some stocks may not return to their previous highs. By continuing to hold these stocks, the fund may miss opportunities to realize gains and long-term performance may be reduced.

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.


                                            State Street Research Legacy Fund  3

---------------
PERFORMANCE
---------------
         Discussion as of October 31, 2004

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. There are three ways of measuring long-term performance: cumulative total returns, average annual total returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

Represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated.

Average Annual Total Return

Represents the rate you would have had to earn during each year of a given time period in order to end up with the fund's actual cumulative return for those years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over Life of Fund

Similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000 (less the applicable maximum sales charge, if any) and compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
Class A

                                                              Life of Fund
                                       1 Year     5 Years      (12/31/97)
--------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)         4.70%     -14.76%         24.76%
--------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)   -1.32%     -19.67%         17.59%
--------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)   -1.32%      -4.28%          2.40%
--------------------------------------------------------------------------

$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

[The following table was depicted as a line chart in the printed material.]

             Class A                  Russell 1000 Growth Index
             -------                  -------------------------
97             9425                             10112
98            10829                             11955
99            13796                             16050
00            15455                             17547
01            10910                             10539
02             9392                              8471
03            11231                             10319
04            11759                             10668

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B(1)

                                                               Life of Fund
                                       1 Year     5 Years       (12/31/97)
---------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)         3.94%     -17.81%         18.66%
---------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)   -1.06%     -19.45%         18.66%
---------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)   -1.06%      -4.23%          2.53%
---------------------------------------------------------------------------

$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

[The following table was depicted as a line chart in the printed material.]

            Class B(1)                Russell 1000 Growth Index
            ----------                -------------------------
97            10000                             10000
98            11420                             11955
99            14437                             16050
00            16048                             17547
01            11246                             10539
02             9615                              8471
03            11416                             10319
04            11866                             10668

--------------------------------------------------------------------------------

Keep in mind that the performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted herein. For the most recent month-end performance results, visit our website at www.ssrfunds.com. The fund's share price, yield and return will fluctuate, and you may have a gain or a loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions, or the redemption of fund shares.

Cumulative Total Return without sales charge does not reflect the maximum applicable sales charges. If the applicable sales charges were deducted, performance results would be lower.

--------------------------------------------------------------------------------
Class B (only available through exchanges from another Class B account)

                                                               Life of Fund
                                       1 Year     5 Years       (12/31/97)
---------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)         4.98%     -15.25%         22.36%
---------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)   -0.02%     -16.94%         22.36%
---------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)   -0.02%      -3.64%          3.00%
---------------------------------------------------------------------------

$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

[The following table was depicted as a line chart in the printed material.]

             Class B                  Russell 1000 Growth Index
             -------                  -------------------------
97            10000                             10112
98            11420                             11955
99            14437                             16050
00            16118                             17547
01            11326                             10539
02             9725                              8471
03            11656                             10319
04            12236                             10668

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C

                                                               Life of Fund
                                       1 Year     5 Years       (12/31/97)
---------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)         3.94%     -17.81%         18.66%
---------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)    2.94%     -17.81%         18.66%
---------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)    2.94%      -3.85%          2.53%
---------------------------------------------------------------------------

$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

[The following table was depicted as a line chart in the printed material.]

             Class C                  Russell 1000 Growth Index
             -------                  -------------------------
97            10000                             10112
98            11420                             11955
99            14437                             16050
00            16058                             17547
01            11246                             10539
02             9615                              8471
03            11416                             10319
04            11866                             10668

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class R

                                                               Life of Fund
                                       1 Year     5 Years      (12/31/97)
---------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)        4.37%      -15.11%         24.26%
---------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)   4.37%      -15.11%         24.26%
---------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)   4.37%       -3.22%          3.23%
---------------------------------------------------------------------------

$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

[The following table was depicted as a line chart in the printed material.]

             Class R                  Russell 1000 Growth Index
             -------                  -------------------------
97            10000                             10000
98            11490                             11955
99            14637                             16050
00            16398                             17547
01            11576                             10539
02             9965                              8471
03            11906                             10319
04            12426                             10668

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class S


                                                               Life of Fund
                                       1 Year     5 Years      (12/31/97)
---------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)        5.01%       -13.06%         27.87%
---------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)   5.01%       -13.06%         27.87%
---------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)   5.01%        -2.76%          3.66%
---------------------------------------------------------------------------

$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

[The following table was depicted as a line chart in the printed material.]

             Class S                  Russell 1000 Growth Index
             -------                  -------------------------
97            10000                             10000
98            11520                             11955
99            14707                             16050
00            16618                             17547
01            11756                             10539
02            10145                              8471
03            12176                             10319
04            12787                             10668

--------------------------------------------------------------------------------

Cumulative and Average Annual Total Returns at maximum applicable sales charge reflect a maximum 5.75% Class A share front-end sales charge or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. Performance for Class B(1) shares reflects Class B share performance through December 31, 1998, and Class B(1) performance thereafter. Performance for Class R shares reflects Class A share performance through April 2, 2003, and Class R share performance thereafter. If the returns for Class B(1) and Class R shares had reflected their current service/distribution (Rule 12b-1) fees for the entire period, these returns would have been lower. Class R and Class S shares, offered without sales charge, are available through certain retirement plans and special programs.

The Russell 1000 Growth Index contains those stocks within the complete Russell 1000 Index (a large-company index) that show above-average growth. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in an index.


                                            State Street Research Legacy Fund  5

--------------------------------------------------------------------------------
Summary Portfolio Schedule
--------------------------------------------------------------------------------

 Industries                                                 % of Fund Net Assets
 Consumer Discretionary                                            24.1%
--------------------------------------------------------------------------------
 Technology                                                        20.7%
--------------------------------------------------------------------------------
 Health Care                                                       20.1%
--------------------------------------------------------------------------------
 Financial Services                                                13.1%
--------------------------------------------------------------------------------
 Other                                                              6.4%
--------------------------------------------------------------------------------
 Consumer Staples                                                   5.4%
--------------------------------------------------------------------------------
 Other Energy                                                       4.7%
--------------------------------------------------------------------------------
 Utilities                                                          2.5%
--------------------------------------------------------------------------------
 Materials and Processing                                           1.5%
--------------------------------------------------------------------------------
 Automobiles and Transportation                                     0.7%
--------------------------------------------------------------------------------
 Net Cash                                                           0.8%
--------------------------------------------------------------------------------
 Total                                                            100.0%

Because of active management, there is no guarantee that the fund currently invests, or will continue to invest, in the industries referenced.
--------------------------------------------------------------------------------

About Your Fund Expenses

As a fund shareholder, you incur two types of costs: (1) Transaction costs, which include sales charges, and (2) ongoing expenses, which include management fees, service/distribution fees (12b-1) and "other" expenses. The examples below illustrate the ongoing cost in dollars of investing in the fund and allow you to compare these costs with the expenses of other funds. The examples are based on a $1,000 investment at the beginning of the period and held for the entire period from April 30, 2004, to October 31, 2004.

Actual Fund Return is based on the fund's actual return and expenses. To estimate the ongoing expenses you paid during the entire period shown, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number shown for your fund under the column "Expenses Paid during the Period."

Hypothetical 5% Return is based on the fund's actual expense ratio and an assumed rate of 5% per year before expenses. Please note that the return used is not the fund's actual return; therefore, this information may not be used to estimate your actual ending account balance and expenses paid during the period. To compare your fund's ongoing expenses with those of other funds, simply compare this 5% hypothetical example with the 5% hypothetical examples shown in the shareholder reports of other funds.

                          Beginning       Ending       Expenses
                           Account       Account         Paid        Annualized
Six months ended            Value         Value         during        Expense
10/31/04                   4/30/04       10/31/04       Period*        Ratio
--------------------------------------------------------------------------------

Actual Fund Return
--------------------------------------------------------------------------------
Class A                    $1,000      $ 1,017.35     $    7.36        1.45%
--------------------------------------------------------------------------------
Class B(1)                 $1,000      $ 1,010.73     $   10.86        2.15%
--------------------------------------------------------------------------------
Class B                    $1,000      $ 1,020.01     $    6.06        1.19%
--------------------------------------------------------------------------------
Class C                    $1,000      $ 1,009.85     $   10.85        2.15%
--------------------------------------------------------------------------------
Class R                    $1,000      $ 1,014.76     $    8.36        1.65%
--------------------------------------------------------------------------------
Class S                    $1,000      $ 1,020.71     $    5.86        1.15%
--------------------------------------------------------------------------------
Hypothetical 5% Return
--------------------------------------------------------------------------------
Class A                    $1,000      $ 1,017.70     $    7.36        1.45%
--------------------------------------------------------------------------------
Class B(1)                 $1,000      $ 1,014.20     $   10.88        2.15%
--------------------------------------------------------------------------------
Class B                    $1,000      $ 1,019.00     $    6.06        1.19%
--------------------------------------------------------------------------------
Class C                    $1,000      $ 1,014.20     $   10.88        2.15%
--------------------------------------------------------------------------------
Class R                    $1,000      $ 1,016.70     $    8.37        1.65%
--------------------------------------------------------------------------------
Class S                    $1,000      $ 1,019.20     $    5.86        1.15%

* Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period and then divided by the number of days in the year.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transactional expenses such as sales charges, which would result in higher total expenses. It should also be noted that, for certain funds, expenses have been subsidized or reduced through expense offset arrangements, which reduces costs for shareholders. Generally, the fund expects that the expense subsidy or expense offset arrangement will continue although there is no guarantee that it will. Please see the fund's prospectus for more information.

PORTFOLIO
               Holdings

October 31, 2004






Issuer                                                             Shares            Value
-----------------------------------------------------------------------------------------------
Common Stocks 99.2%
Automobiles & Transportation 0.7%
Air Transport 0.7%
Expeditors International of
 Washington Inc. ........................................          39,000         $  2,226,900
                                                                                  ------------
Total Automobiles & Transportation ............................................      2,226,900
                                                                                  ------------
Consumer Discretionary 24.1%
Casinos/Gambling, Hotel/Motel 3.3%
International Game Technology Inc. ......................          45,400            1,500,016
Marriott International Inc. Cl. A .......................          97,400            5,307,326
Starwood Hotels & Resorts Inc. ..........................          72,300            3,450,879
                                                                                  ------------
                                                                                    10,258,221
                                                                                  ------------
Commercial Services 3.6%
eBay Inc.* ..............................................          73,000            7,125,530
Manpower Inc. ...........................................          85,500            3,868,875
                                                                                  ------------
                                                                                    10,994,405
                                                                                  ------------
Communications, Media & Entertainment 0.6%
Walt Disney Co. .........................................          69,800            1,760,356
                                                                                  ------------
Consumer Electronics 3.7%
Harman International Inc. ...............................          29,100            3,497,238
Yahoo! Inc.* ............................................         218,800            7,918,372
                                                                                  ------------
                                                                                    11,415,610
                                                                                  ------------
Printing & Publishing 2.1%
News Corp. Ltd. ADR^ ....................................         206,200            6,652,012
                                                                                  ------------
Restaurants 1.1%
Starbucks Corp.* ........................................          62,500            3,305,000
                                                                                  ------------
Retail 6.8%
Kohl's Corp.* ...........................................          79,200            4,020,192
Lowes Companies Inc. ....................................          62,900            3,540,012
PETsMART Inc. ...........................................          51,900            1,659,762
Staples Inc. ............................................         118,100            3,512,294
Target Corp. ............................................         162,500            8,128,250
                                                                                  ------------
                                                                                    20,860,510
                                                                                  ------------
Shoes 1.2%
Nike Inc. Cl. B .........................................          47,400            3,854,094
                                                                                  ------------
Textile Apparel Manufacturers 1.7%
Coach Inc.* .............................................          39,900            1,860,537
Polo Ralph Lauren Corp.* ................................          94,500            3,489,885
                                                                                  ------------
                                                                                     5,350,422
                                                                                  ------------
Total Consumer Discretionary ..................................................     74,450,630
                                                                                  ------------
Consumer Staples 5.4%
Beverages 1.5%
Anheuser-Busch Cos. Inc. ................................          91,100          4,550,445
                                                                                  ------------

Issuer                                                             Shares            Value
-----------------------------------------------------------------------------------------------
Household Products 3.9%
Clorox Co. ..............................................          80,200         $  4,378,920
Procter & Gamble Co. ....................................         153,600            7,861,248
                                                                                  ------------
                                                                                    12,240,168
                                                                                  ------------
Total Consumer Staples ........................................................     16,790,613
                                                                                    ------------
Financial Services 13.1%
Banks & Savings & Loan 2.0%
Goldman Sachs Group Inc. ................................          31,600            3,108,808
J.P. Morgan Chase & Co. .................................          79,000            3,049,400
                                                                                  ------------
                                                                                     6,158,208
                                                                                  ------------
Financial Data Processing Services & Systems 2.6%
Alliance Data Systems Corp.* ............................          77,100            3,259,788
First Data Corp. ........................................         113,100            4,668,768
                                                                                  ------------
                                                                                     7,928,556
                                                                                  ------------
Insurance 0.9%
American International Group Inc. .......................          47,800            2,901,938
                                                                                  ------------
Miscellaneous Financial 7.6%
American Express Co. ....................................         121,450            6,445,352
Citigroup Inc. ..........................................         105,106            4,663,553
MBNA Corp. ..............................................         183,600            4,705,668
Providian Financial Corp.* ..............................         194,100            3,018,255
SLM Corp. ...............................................         102,100            4,621,046
                                                                                  ------------
                                                                                    23,453,874
                                                                                  ------------
Total Financial Services .....................................................      40,442,576
                                                                                  ------------
Health Care 20.1%
Drugs & Biotechnology 13.9%
Allergan Inc. ...........................................          51,000            3,649,560
Amgen Inc.* .............................................          29,450            1,672,760
Biogen Idec Inc.* .......................................          72,500            4,216,600
Charles River Laboratories
 International Inc.*^ ...................................          75,300            3,523,287
Elan Corp. ADR*^ ........................................          27,000              696,600
Genentech Inc.* .........................................          48,200            2,194,546
Invitrogen Corp.* .......................................          28,400            1,644,360
IVAX Corp.* .............................................          87,250            1,579,225
Johnson & Johnson Inc. ..................................         133,820            7,812,412
Novartis AG ADR .........................................         199,300            9,568,393
Pfizer Inc. .............................................         216,454            6,266,343
                                                                                  ------------
                                                                                    42,824,086
                                                                                  ------------
Health Care Services 4.0%
Caremark Rx Inc.* .......................................         174,700            5,235,759
Unitedhealth Group Inc. .................................          96,200            6,964,880
                                                                                  ------------
                                                                                    12,200,639
                                                                                  ------------
Hospital Supply 2.2%
Boston Scientific Corp.* ................................          40,600            1,433,180
Guidant Corp. ...........................................          44,100            2,937,942
Zimmer Holdings Inc.* ...................................          32,600            2,529,434
                                                                                  ------------
                                                                                     6,900,556
                                                                                  ------------
Total Health Care ............................................................      61,925,281
                                                                                  ------------
Materials & Processing 1.5%
Agriculture 1.5%
Monsanto Co. ............................................         105,400            4,505,850
                                                                                  ------------
Total Materials & Processing .................................................       4,505,850
                                                                                  ------------


The notes are an integral part of the financial statements.
                                            State Street Research Legacy Fund  7

Issuer                                                             Shares            Value
-----------------------------------------------------------------------------------------------
Other 6.4%
Multi-Sector 6.4%
General Electric Co. ....................................           340,930       $ 11,632,531
Tyco International Ltd. .................................           257,600          8,024,240
                                                                                  ------------
Total Other ...................................................................     19,656,771
                                                                                  ------------
Other Energy 4.7%
Miscellaneous Energy 1.3%
Consol Energy Inc.^ .....................................           116,700          4,131,180
                                                                                  ------------
Oil & Gas Producers 2.7%
EOG Resources Inc. ......................................            81,500          5,424,640
Newfield Exploration Co.* ...............................            47,500          2,764,500
                                                                                  ------------
                                                                                     8,189,140
                                                                                  ------------
Oil Well Equipment & Services 0.7%
Schlumberger Ltd. .......................................            36,100          2,272,134
                                                                                  ------------
Total Other Energy ............................................................     14,592,454
                                                                                  ------------
Technology 20.7%
Communications Technology 4.3%
Cisco Systems Inc.* .....................................           340,280          6,536,779
Juniper Networks Inc.*^ .................................           100,900          2,684,949
QUALCOMM Inc. ...........................................            96,900          4,051,389
                                                                                  ------------
                                                                                    13,273,117
                                                                                  ------------
Computer Software 7.9%
Microsoft Corp. .........................................           485,540         13,590,264
Oracle Systems Corp.* ...................................           545,900          6,911,094
Red Hat Inc.* ...........................................            83,500          1,072,140
Symantec Corp. ..........................................            51,700          2,943,798
                                                                                  ------------
                                                                                    24,517,296
                                                                                  ------------
Computer Technology 3.1%
Dell Inc.* ..............................................           213,400          7,481,804
Zebra Technologies Corp. Cl. A* .........................            37,600          1,992,424
                                                                                  ------------
                                                                                     9,474,228
                                                                                  ------------
Electronics 1.5%
General Dynamics Corp. ..................................            44,400          4,534,128
                                                                                  ------------
Electronics: Semiconductors/Components 3.9%
Intel Corp. .............................................           342,360          7,620,934
Linear Technology Corp. .................................            80,800          3,060,704
PMC-Sierra Inc.* ........................................           132,000          1,354,320
                                                                                  ------------
                                                                                    12,035,958
                                                                                  ------------
Total Technology ..............................................................     63,834,727
                                                                                  ------------
Utilities 2.5%
Cable Television & Radio 0.8%
Comcast Corp.* ..........................................            80,990          2,351,950
                                                                                  ------------
Telecommunications 1.7%
Sprint Corp. ............................................           254,500          5,331,775
                                                                                  ------------
Total Utilities ...............................................................      7,683,725
                                                                                  ------------
Total Common Stocks (Cost $273,387,777) .......................................    306,109,527
                                                                                  ------------

Issuer                                                             Shares            Value
-----------------------------------------------------------------------------------------------
Short-Term Investments 4.9%
State Street Navigator Securities Lending
  Prime Portfolio .......................................        15,168,558       $ 15,168,558
                                                                                  ------------
Total Short-Term Investments (Cost $15,168,558)...............................      15,168,558
                                                                                  ------------


                                                 Maturity        Amount of
Coupon Rate                                        Date          Principal
-----------------------------------------------------------------------------------------------
Commercial Paper 1.6%
UBS Finance Inc., 1.84%                         11/01/2004       $ 790,000             790,000
UBS Finance Inc., 1.77%                         11/02/2004       4,100,000           4,099,799
                                                                                     ---------
Total Commercial Paper (Cost $4,889,799)                                             4,889,799
                                                                                     ---------


                                                                    % of
                                                                 Net Assets
-----------------------------------------------------------------------------------------------
Summary of Portfolio Assets
Investments (Cost $293,446,134)..................                   105.7%         $326,167,884
Cash and Other Assets, Less Liabilities .........                   ( 5.7%)         (17,536,570)
                                                                    -----          ------------
Net Assets ......................................                   100.0%         $308,631,314
                                                                    =====          ============

KEY TO SYMBOLS
*    Denotes a security which has not paid a dividend during the last year.
^ All or a portion of this security was being held on loan. As of October 31, 2004, the value of securities loaned was $14,705,714.
ADR  Stands for American Depositary Receipt.



Federal Income Tax Information

At October 31, 2004, the net unrealized appreciation of investments based on cost for federal income tax purposes of $293,831,296 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there is an excess of value over
tax cost                                                                           $39,264,958

Aggregate gross unrealized depreciation for all
investments in which there is an excess of tax cost
over value                                                                          (6,928,370)
                                                                                   -----------
                                                                                   $32,336,588
                                                                                   ===========


8  The notes are an integral part of the financial statements.

FINANCIAL
              Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
October 31, 2004



Assets
Investments, at value (Cost $293,446,134) (Note 1) ..............   $326,167,884
Cash ............................................................          1,858
Receivable for fund shares sold .................................        222,669
Dividends receivable ............................................        180,091
Other assets ....................................................        118,672
                                                                    ------------
                                                                     326,691,174
                                                                    ------------
Liabilities
Payable for collateral received on securities loaned ............     15,168,558
Payable for securities purchased ................................      1,146,404
Payable for fund shares redeemed ................................        969,072
Accrued transfer agent and shareholder services .................        334,396
Accrued management fee ..........................................        164,541
Accrued distribution and service fees ...........................        139,394
Accrued administration fee ......................................         13,553
Accrued trustees' fees ..........................................         12,192
Other accrued expenses ..........................................        111,750
                                                                    ------------
                                                                      18,059,860
                                                                    ------------
Net Assets ......................................................   $308,631,314
                                                                    ============
Net Assets consist of:
  Unrealized appreciation of investments ........................   $ 32,721,750
  Accumulated net realized loss .................................   (127,339,175)
  Paid-in capital ...............................................    403,248,739
                                                                    ------------
                                                                    $308,631,314
                                                                    ============

                   Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.



Class       Net Assets    [divided by]    Number of Shares     =         NAV
  A        $99,435,427                        7,977,160                $ 12.47*
  B(1)     $97,938,293                        8,259,224                $ 11.86**
  B        $34,647,864                        2,833,749                $ 12.23**
  C        $23,854,121                        2,011,135                $ 11.86**
  R        $   356,690                           28,712                $ 12.42
  S        $52,398,919                        4,101,521                $ 12.78

* Maximum offering price per share = $13.23 ($12.47 [divided by] 0.9425) ** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.


Statement of Operations
--------------------------------------------------------------------------------
For the year ended October 31, 2004



Investment Income
Dividends, net of foreign taxes of $32,242 (Note 1) .............   $ 2,628,698
Securities lending income (Note 1) ..............................        71,531
Interest (Note 1) ...............................................        58,904
                                                                    -----------
                                                                      2,759,133
                                                                    -----------
Expenses
Management fee (Note 2) .........................................     2,172,192
Transfer agent and shareholder services (Note 2) ................     1,089,375
Distribution and services fees - Class A (Note 4) ...............       312,444
Distribution and service fees - Class B(1) (Note 4) .............     1,047,293
Distribution and service fees - Class B (Note 4) ................         7,295
Distribution and service fees - Class C (Note 4) ................       271,737
Distribution and service fees - Class R (Note 4) ................         1,187
Custodian fee ...................................................       153,507
Administration fee (Note 2) .....................................       107,908
Reports to shareholders .........................................       103,808
Registration fees ...............................................        61,750
Audit fee .......................................................        46,000
Trustees' fees (Note 2) .........................................        28,442
Legal fees ......................................................        17,000
Miscellaneous ...................................................        38,210
                                                                    -----------
                                                                      5,458,148
Fees paid indirectly (Note 2) ...................................        (9,261)
                                                                    -----------
                                                                      5,448,887
                                                                    -----------
Net investment loss .............................................    (2,689,754)
                                                                    -----------
Realized and Unrealized Gain (Loss)
on Investments
Net increase from payment by affiliate (Note 2) .................        15,707
Net realized gain on investments (Notes 1 and 3) ................    49,361,911
Change in unrealized depreciation of investments ................   (32,508,263)
                                                                    -----------
Net gain on investments .........................................    16,869,355
                                                                    -----------
Net increase in net assets resulting from operations ............   $14,179,601
                                                                    ===========


The notes are an integral part of the financial statements.
                                           State Street Research Legacy Fund   9

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                Years ended October 31
                                         ---------------------------------------
                                              2004                   2003
                                         ---------------------------------------
Increase (Decrease) In Net Assets
Operations:
Net investment loss .........            $  (2,689,754)           $  (1,952,085)
Net increase from payment
  by affiliate ..............                   15,707                       --
Net realized gain (loss) on
  investments ...............               49,361,911              (16,699,994)
Change in unrealized
  appreciation (depreciation)
  of investments ............              (32,508,263)              80,572,206
                                         --------------------------------------
Net increase resulting from
  operations ................               14,179,601               61,920,127
                                         --------------------------------------
Net increase (decrease) from
  fund share transactions
  (Note 7) ..................              (55,470,941)              46,837,642
                                         --------------------------------------
Total increase (decrease)
  in net assets .............              (41,291,340)             108,757,769
Net Assets
Beginning of year ...........              349,922,654              241,164,885
                                         --------------------------------------
End of year .................            $ 308,631,314            $ 349,922,654
                                         ======================================



Notes to Financial Statements
--------------------------------------------------------------------------------
October 31, 2004

Note 1

State Street Research Legacy Fund is a series of State Street Research Securities Trust (the "Trust"), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of two separate funds: State Street Research Legacy Fund and State Street Research Large-Cap Analyst Fund.

The fund seeks to provide long-term growth of capital. In seeking to achieve its investment objective, the fund invests at least 65% of its total assets in stocks and convertible securities of mid- and large-size companies. The fund employs a tax-managed strategy, generally seeking to identify stocks with long-term growth potential and holding them for extended periods.

The fund offers six classes of shares. Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) shares pay annual service and distribution fees equal to 1.00% of average daily net assets and automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. For the period November 1, 2003 through September 30, 2004, the annual service and distribution fees paid by Class B shares had been voluntarily reduced to 0.00%. For the period from October 1, 2004, through October 31, 2004, the annual service and distribution fees paid by Class B shares are 0.25%. Class B shares automatically convert into Class A shares at the end of eight years. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of purchase. Class C shares also pay annual service and distribution fees equal to 1.00% of average daily net assets. Class R shares are offered to retirement plans participating in certain platforms sponsored by broker-dealers which may involve multiple fund families. Class R shares pay a service and distribution fee of 0.50%. No sales charge is imposed at the time of purchase or redemption of Class R shares. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an investment management subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees. The fund's expenses are borne prorata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. Income, expenses (other than service and distribution fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuation

Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at closing prices supplied through such system. If not quoted on the Nasdaq system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees. In the event that the market quotations for a portfolio instrument are not deemed to be readily available, the Adviser's Valuation Committee determines the fair value for such portfolio instrument. The fair value of any such portfolio instruments are determined based upon a consideration of all available facts and information. The fair valuation of a restricted portfolio instrument reflects the inherent worth of the portfolio instrument, without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature. The Adviser and the custodian also monitor domestic and foreign markets


10  The notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
and news information for any developing events that may have an impact on the valuation of portfolio instruments. Such monitoring includes general market news and financial market information sources currently utilized in making investment decisions, trading and investment personnel located abroad, foreign regional brokers, and/or foreign custodians. The value assigned to these securities is based upon available information at the time, and does not necessarily represent the amount which might ultimately be realized upon sale.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income

Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends from net investment income are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. The difference is primarily due to differing treatments for wash sale deferrals.

E. Federal Income Taxes

No provision for federal income taxes is necessary because the fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

At October 31, 2004, the fund had a capital loss carryforward of $126,954,013 available, to the extent provided in regulations, to offset future capital gains, if any, of which $32,276,168, $76,300,059 and $18,377,786 expire on
October 31, 2009, 2010 and 2011, respectively. A portion of the losses expiring in 2009, 2010 and 2011, which amounted to $32,276,168, $30,166,954 and
$2,078,939, respectively, were acquired in connection with the merger of the State Street Research Large-Cap Growth Fund. Future utilization of these losses may be limited under current tax laws.

To the extent book/tax differences are permanent in nature, such amounts are reclassified within the capital accounts based on federal tax basis treatment. The fund reclassified for book purposes amounts arising from permanent book/tax differences primarily relating to net operating losses. At October 31, 2004, the components of distributable earnings on a tax basis differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences largely arising from wash sales and capital loss carryforwards. At October 31, 2004, the tax basis distributable earnings were $0 in undistributed ordinary income, $0 in undistributed short-term capital gains and $0 in undistributed long-term gains.

F. Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G. Securities Lending

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. At October 31, 2004, the value of the securities loaned and the value of collateral were $14,705,714 and $15,168,558 (consisting entirely of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio), respectively. The collateral was marked to market the next business day and made equal to at least 100% of the current market value of the loaned securities and accrued interest. During the year ended October 31, 2004, income from securities lending amounted to $71,531.

Note 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the fund's average net assets. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 2004, the fees pursuant to such agreement amounted to $2,172,192.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, such as employee benefit plans, through or under which shares of the fund may be purchased. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the year ended October 31, 2004, the amount of such expenses allocated to the fund was $276,028.

The fund has entered into an arrangement with its custodian whereby credits realized as a result of directed brokerage commissions were used to reduce a portion of the fund's expenses. During the year ended October 31, 2004, the fund's custodian fees were reduced by $9,261 under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $28,442 during the year ended October 31, 2004.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee was based on a fixed amount that has been allocated equally among the State Street Research funds. During the year ended October 31, 2004, the amount of such expenses was $107,908.

On February 19, 2004, the Distributor entered into an agreement with the NASD resolving all outstanding issues relating to an investigation by the NASD of the Distributor's email retention practices and supervision of trading activity in shares of the State Street Research funds. The Distributor, without admitting or denying the allegations or the findings set forth in the agreement, and solely for the purposes of the settlement, agreed to the entry of certain findings by the NASD relating to the Distributor's compliance with document retention requirements and the Distributor's supervision of enforcement of shareholder exchange limitations set forth in the funds' prospectuses. The agreement contains no allegations or findings of fraudulent conduct by the Distributor. As part of this agreement the Distributor made a payment to the fund to compensate the fund for losses relating to the exchange of fund shares beyond the annual limit set forth in the fund's prospectus. The payment was allocated among the fund's share classes as follows: $4,676 to Class A; $4,979 to Class B(1); $1,991 to Class B; $1,298 to Class C and $2,763 to Class S. These amounts are shown in the total amount of $15,707 as "Net increase from payment by affiliate" in the Statement of Operations.

Note 3

For the year ended October 31, 2004, purchases and sales of securities, exclusive of short-term obligations, aggregated $302,317,661, and $358,435,292, respectively.

Note 4

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, the fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B, Class C and Class R shares. In addition, the fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares. The fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1), Class B and Class C shares and 0.25% of average net assets for Class R shares. For the period November 1, 2003 through September 30, 2004, the annual service and distribution fees paid by Class B shares had been voluntarily reduced to 0.00%. For the period from October 1, 2004, through October 31, 2004, the annual service and distribution fees paid by Class B shares are 0.25%. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended October 31, 2004, fees pursuant to such plans amounted to $312,444, $1,047,293, $7,295, $271,737 and $1,187 for Class A, Class B(1),
Class B, Class C and Class R shares, respectively. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of October 31, 2004, there were $2,332,948, $241,187, and $2,895,855 for Class A, B and Class C shares, respectively, of unreimbursed distribution and shareholder servicing related expenses


                                           State Street Research Legacy Fund  11
to be carried forward to future plan years. For Class B(1) and Class R shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.

The fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of MetLife, earned initial sales charges aggregating $119,052 and $513,697, respectively, on sales of Class A shares of the fund during the year ended October 31, 2004, and that MetLife Securities, Inc. earned commissions aggregating $734,473 and $3,391 on sales of Class B(1) and Class C shares, and the Distributor collected contingent deferred sales charges aggregating $239,861, $1,127 and $1,817 on redemptions of Class B(1), Class B and Class C shares, respectively, during the same period.

Note 5

MetLife announced that it has entered into an agreement to sell the Adviser as part of a larger transaction to sell MetLife's asset management business to BlackRock, Inc. ("BlackRock"). The acquisition by BlackRock of MetLife's asset management business is expected to occur in the first quarter of 2005. At the time of the closing, the advisory agreement between the fund and the Adviser and the distribution agreement between the fund and the Distributor will be terminated. BlackRock Advisors, Inc. and BlackRock Distributors, Inc., wholly owned subsidiaries of BlackRock, will serve as investment adviser and distributor, respectively.

A Special Meeting of Shareholders of the fund has been tentatively scheduled for December 27, 2004. At this meeting, shareholders of the fund will be asked to consider and approve a plan of reorganization between the fund and the BlackRock Legacy Portfolio, a newly created series of the BlackRock Funds. If the proposed reorganization is approved by shareholders of the fund, the BlackRock Legacy Portfolio would acquire substantially all of the assets and liabilities of the fund. In exchange, shareholders of the fund would receive shares of the BlackRock Legacy Portfolio with an aggregate value equivalent to the aggregate net asset value of their fund shares at the time of the transaction. If the proposed reorganization is not approved by shareholders of the fund, the Board of Trustees will need to consider other alternatives relating to the management and operations of the fund, including without limitations, seeking an alternative investment adviser for the fund or seeking shareholder approval to liquidate the fund.*

* The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any fund, nor is it a solicitation of any proxy.

Note 6

The Adviser recently conducted an internal review regarding the use of fund brokerage commissions in consideration of the distribution of fund shares. In connection with this review, the Adviser determined to reimburse to the fund the entire amount of any such identified brokerage commissions, and reviewed this matter with the Board of Trustees of the fund. On November 30, 2004, a reimbursement in the amount of $294,363 ($0.01 per share) to the fund was made by the Adviser.


Note 7
The Trustees have the authority to issue an unlimited number of shares of beneficial interest at $0.001 par value per share. At October 31, 2004, the Adviser held 10,215 Class R shares. These transactions break down by share class as follows:


                                                                                         Years ended October 31
                                                                  ----------------------------------------------------------------
                                                                                2004                               2003
                                                                  ----------------------------------------------------------------
Class A                                                              Shares           Amount             Shares           Amount
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                         3,279,404      $ 40,701,227         2,808,906      $ 29,638,800
Issued in connection with acquisition of Large-Cap Growth Fund             --                --         1,381,114        12,873,626
Shares redeemed                                                    (3,971,029)      (48,434,139)       (3,231,893)      (32,827,334)
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease)                                              (691,625)     $ (7,732,912)          958,127      $  9,685,092
                                                                 ============      ============      ============      ============

Class B(1)                                                            Shares           Amount             Shares           Amount
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                           475,624      $  5,595,734           915,478      $  9,067,543
Issued in connection with acquisition of Large-Cap Growth Fund             --                --         1,052,996         9,449,657
Shares redeemed                                                    (1,692,058)      (19,854,531)       (1,917,706)      (18,595,910)
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease)                                            (1,216,434)     $(14,258,797)           50,768      $    (78,710)
                                                                 ============      ============      ============      ============

Class B                                                               Shares           Amount             Shares           Amount
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                            34,539      $    418,256           147,808      $  1,489,996
Issued in connection with acquisition of Large-Cap Growth Fund             --                --         1,177,017        10,711,357
Shares redeemed                                                    (1,237,599)      (14,929,874)       (1,237,332)      (12,313,930)
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease)                                            (1,203,060)     $(14,511,618)           87,493      $   (112,577)
                                                                 ============      ============      ============      ============

Class C                                                               Shares           Amount             Shares           Amount
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                           277,077      $  3,269,502           539,004      $  5,333,886
Issued in connection with acquisition of Large-Cap Growth Fund             --                --           189,286         1,699,127
Shares redeemed                                                      (939,768)      (11,076,996)       (1,308,159)      (12,850,337)
                                                                 ------------      ------------      ------------      ------------
Net decrease                                                         (662,691)     $ (7,807,494)         (579,869)     $ (5,817,324)
                                                                 ============      ============      ============      ============

Class R                                                               Shares           Amount             Shares           Amount
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                            28,210         $ 349,828            10,222         $ 100,075
Shares redeemed                                                        (9,720)         (121,213)               --                --
                                                                 ------------      ------------      ------------      ------------
Net increase                                                           18,490         $ 228,615            10,222      $    100,075

Class R                                                               Shares           Amount             Shares           Amount
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                            28,583      $    361,227            15,143      $    150,862
Issued in connection with acquisition of Large-Cap Growth Fund             --                --         5,164,031        49,094,754
Shares redeemed                                                      (928,675)      (11,749,962)         (587,753)       (6,184,530)
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease)                                              (900,092)     $(11,388,735)        4,591,421      $ 43,061,086
                                                                 ============      ============      ============      ============

-----------
FINANCIAL
-----------
       Highlights

For a share outstanding throughout each year:

                                                                                         Class A
                                                                --------------------------------------------------------
                                                                                Years ended October 31
                                                                --------------------------------------------------------
                                                                 2004(a)(e)        2003(a)      2002(a)(g )     2001(a)(g)
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                               11.91           9.96           11.56          16.39
                                                                ----------     ----------      ----------     ----------
 Net investment loss ($)                                             (0.08)         (0.05)          (0.03)         (0.05)
 Net realized and unrealized gain (loss) on investments ($)           0.64           2.00           (1.57)         (4.78)
                                                                ----------     ----------      ----------     ----------
Total from investment operations ($)                                  0.56           1.95           (1.60)         (4.83)
                                                                ----------     ----------      ----------     ----------
Net asset value, end of year ($)                                     12.47          11.91            9.96          11.56
                                                                ==========     ==========      ==========     ==========
Total return (%)(b)                                                   4.70          19.58          (13.84)        (29.47)

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                             99,435        103,247          76,798        103,774
Expense ratio (%)                                                     1.44           1.38            1.39           1.35
Expense ratio after expense reductions (%)                            1.44           1.38            1.38           1.33
Ratio of net investment loss to average net assets (%)               (0.62)         (0.47)          (0.28)         (0.39)
Portfolio turnover rate (%)                                          90.86         112.57           30.87          21.61

                                                                                 Class A
                                                           -----------------------------------------------------
                                                               Six months ended                 Year ended
                                                           October 31, 2000(a)(f)(g)       April 30, 2000(a)(g)
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                15.99                          14.42
                                                                 ----------                     ----------
 Net investment loss ($)                                              (0.04)                         (0.05)
 Net realized and unrealized gain (loss) on investments ($)            0.44                           1.62
                                                                 ----------                     ----------
Total from investment operations ($)                                   0.40                           1.57
                                                                 ----------                     ----------
Net asset value, end of year ($)                                      16.39                          15.99
                                                                 ==========                     ==========
Total return (%)(b)                                                    2.50 (c)                      10.89

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                             151,920                        143,037
Expense ratio (%)                                                      1.34 (d)                       1.22
Expense ratio after expense reductions (%)                             1.34 (d)                       1.21
Ratio of net investment loss to average net assets (%)                (0.54)(d)                      (0.34)
Portfolio turnover rate (%)                                           11.07                          33.23

                                                                                         Class B(1)
                                                                --------------------------------------------------------
                                                                                Years ended October 31
                                                                --------------------------------------------------------
                                                                 2004(a)(e)        2003(a)      2002(a)(g)      2001(a)(g)
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                               11.41           9.61           11.23          16.04
                                                                ----------     ----------      ----------     ----------
 Net investment loss ($)                                             (0.15)         (0.12)          (0.11)         (0.15)
 Net realized and unrealized gain (loss) on investments ($)           0.60           1.92           (1.51)         (4.66)
                                                                ----------     ----------      ----------     ----------
Total from investment operations ($)                                  0.45           1.80           (1.62)         (4.81)
                                                                ----------     ----------      ----------     ----------
Net asset value, end of year ($)                                     11.86          11.41            9.61          11.23
                                                                ==========     ==========      ==========     ==========
Total return (%)(b)                                                   3.94          18.73          (14.43)        (29.99)

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                             97,938        108,125          90,564        129,464
Expense ratio (%)                                                     2.14           2.08            2.09           2.05
Expense ratio after expense reductions (%)                            2.14           2.08            2.08           2.03
Ratio of net investment loss to average net assets (%)               (1.31)         (1.17)          (0.98)         (1.09)
Portfolio turnover rate (%)                                          90.86         112.57           30.87          21.61

                                                                                 Class B(1)
                                                           -----------------------------------------------------
                                                               Six months ended                  Year ended
                                                           October 31, 2000(a)(f)(g)         April 30, 2000(a)(g)
                                                           -----------------------------------------------------
Net asset value, beginning of year ($)                                15.71                          14.28
                                                                 ----------                     ----------
 Net investment loss ($)                                              (0.10)                         (0.17)
 Net realized and unrealized gain (loss) on investments ($)            0.43                           1.60
                                                                 ----------                     ----------
Total from investment operations ($)                                   0.33                           1.43
                                                                 ----------                     ----------
Net asset value, end of year ($)                                      16.04                          15.71
                                                                 ==========                     ==========
Total return (%)(b)                                                    2.10 (c)                      10.01

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                             184,818                        153,359
Expense ratio (%)                                                      2.04 (d)                       1.97
Expense ratio after expense reductions (%)                             2.04 (d)                       1.96
Ratio of net investment loss to average net assets (%)                (1.25)(d)                      (1.13)
Portfolio turnover rate (%)                                           11.07                          33.23

                                                                                        Class B
                                                                --------------------------------------------------------
                                                                                  Years ended October 31
                                                                --------------------------------------------------------
                                                                  2004(a)(e)       2003(a)      2002(a)(g)      2001(a)(g)
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                11.65           9.72          11.31          16.11
                                                                  ---------      ---------      ---------      ---------
 Net investment loss ($)                                              (0.04)         (0.01)         (0.07)         (0.11)
 Net realized and unrealized gain (loss) on investments ($)            0.62           1.94          (1.52)         (4.69)
                                                                  ---------      ---------      ---------      ---------
Total from investment operations ($)                                   0.58           1.93          (1.59)         (4.80)
                                                                  ---------      ---------      ---------      ---------
Net asset value, end of year ($)                                      12.23          11.65           9.72          11.31
                                                                  =========      =========      =========      =========
Total return (%)(b)                                                    4.98          19.86         (14.06)        (29.80)

Ratios/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                              34,648         47,034         38,368         62,244
Expense ratio (%)                                                      1.16           1.08           1.74           1.76
Expense ratio after expense reductions (%)                             1.16           1.08           1.73           1.74
Ratio of net investment loss to average net assets (%)                (0.33)         (0.13)         (0.66)         (0.80)
Portfolio turnover rate (%)                                           90.86         112.57          30.87          21.61

                                                                                   Class B
                                                           -----------------------------------------------------
                                                               Six months ended                  Year ended
                                                           October 31, 2000(a)(f)(g)         April 30, 2000(a)(g)
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                15.74                          14.28
                                                                 ----------                     ----------
 Net investment loss ($)                                              (0.07)                         (0.12)
 Net realized and unrealized gain (loss) on investments ($)            0.44                           1.58
                                                                 ----------                     ----------
Total from investment operations ($)                                   0.37                           1.46
                                                                 ----------                     ----------
Net asset value, end of year ($)                                      16.11                          15.74
                                                                 ==========                     ==========
Total return (%)(b)                                                    2.35 (c)                      10.22
Ratios/Supplemental Data:
----------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                             106,027                        109,135
Expense ratio (%)                                                      1.69 (d)                       1.77
Expense ratio after expense reductions (%)                             1.69 (d)                       1.76
Ratio of net investment loss to average net assets (%)                (0.89)(d)                      (0.87)
Portfolio turnover rate (%)                                           11.07                          33.23


                                           State Street Research Legacy Fund  13

                                                                                     Class C
                                                                --------------------------------------------------------
                                                                                  Years ended October 31
                                                                --------------------------------------------------------
                                                                 2004(a)(e)      2003(a)       2002(a)(g)    2001(a)(g)
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                              11.41           9.61          11.23          16.05
                                                                ---------      ---------      ---------      ---------
 Net investment loss ($)                                            (0.15)         (0.11)         (0.11)         (0.15)
 Net realized and unrealized gain (loss) on investments ($)          0.60           1.91          (1.51)         (4.67)
                                                                ---------      ---------      ---------      ---------
Total from investment operations ($)                                 0.45           1.80          (1.62)         (4.82)
                                                                ---------      ---------      ---------      ---------
Net asset value, end of year ($)                                    11.86          11.41           9.61          11.23
                                                                =========      =========      =========      =========
Total return (%)(b)                                                  3.94          18.73         (14.43)        (30.03)

Ratios/Supplemental Data:
----------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                            23,854         30,516         31,274         46,809
Expense ratio (%)                                                    2.14           2.08           2.09           2.05
Expense ratio after expense reductions (%)                           2.14           2.08           2.08           2.03
Ratio of net investment loss to average net assets (%)              (1.30)         (1.15)         (0.99)         (1.08)
Portfolio turnover rate (%)                                         90.86         112.57          30.87          21.61


                                                                                   Class C
                                                           -----------------------------------------------------
                                                              Six months ended                  Year ended
                                                           October 31, 2000(a)(f)(g)       April 30, 2000(a)(g)
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                15.71                          14.28
                                                                 ----------                     ----------
 Net investment loss ($)                                              (0.10)                         (0.16)
 Net realized and unrealized gain (loss) on investments ($)            0.44                           1.59
                                                                 ----------                     ----------
Total from investment operations ($)                                   0.34                           1.43
                                                                 ----------                     ----------
Net asset value, end of year ($)                                      16.05                          15.71
                                                                 ==========                     ==========
Total return (%)(b)                                                    2.16 (c)                      10.01

Ratios/Supplemental Data:
----------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                              76,137                         69,061
Expense ratio (%)                                                      2.04 (d)                       1.97
Expense ratio after expense reductions (%)                             2.04 (d)                       1.96
Ratio of net investment loss to average net assets (%)                (1.24)(d)                      (1.10)
Portfolio turnover rate (%)                                           11.07                          33.23

                                                                                   Class R
                                                           -----------------------------------------------------
                                                                Year ended
                                                           October 31, 2004(a)(e)                2003(a)(h)
----------------------------------------------------------------------------------------------------------------
                                                                      11.90                           9.79
Net asset value, beginning of year ($)                                   --                             --
 Net investment loss ($)                                              (0.10)                         (0.05)
 Net realized and unrealized gain on investments ($)                   0.62                           2.16
                                                                 ----------                     ----------
Total from investment operations ($)                                   0.52                           2.11
                                                                 ----------                     ----------
Net asset value, end of year ($)                                      12.42                          11.90
                                                                 ==========                     ==========
Total return (%)(b)                                                    4.37                          21.55 (c)

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                                 357                            122
Expense ratio (%)                                                      1.64                           1.58 (d)
Expense ratio after expense reductions (%)                             1.64                           1.58 (d)
Ratio of net investment loss to average net assets (%)                (0.82)                         (0.79)(d)
Portfolio turnover rate (%)                                           90.86                         112.57

                                                                                           Class S
                                                                  ------------------------------------------------------
                                                                                   Years ended October 31
                                                                  ------------------------------------------------------
                                                                    2004(a)(e)        2003(a)      2002(a)(g)     2001(a)(g)
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                  12.17          10.14          11.74          16.61
                                                                    ---------      ---------      ---------      ---------
 Net investment income (loss) ($)                                       (0.04)         (0.02)          0.00          (0.01)
 Net realized and unrealized gain (loss) on investments ($)              0.65           2.05          (1.60)         (4.86)
                                                                    ---------      ---------      ---------      ---------
Total from investment operations ($)                                     0.61           2.03          (1.60)         (4.87)
                                                                    ---------      ---------      ---------      ---------
Net asset value, end of year ($)                                        12.78          12.17          10.14          11.74
                                                                    =========      =========      =========      =========
Total return (%)(b)                                                      5.01          20.02         (13.63)        (29.32)

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                                52,399         60,878          4,161          5,077
Expense ratio (%)                                                        1.14           1.08           1.09           1.05
Expense ratio after expense reductions (%)                               1.14           1.08           1.08           1.03
Ratio of net investment income (loss) to average net assets (%)         (0.31)         (0.19)          0.03          (0.09)
Portfolio turnover rate (%)                                             90.86         112.57          30.87          21.61

                                                                                   Class S
                                                           -----------------------------------------------------
                                                               Six months ended                 Year ended
                                                           October 31, 2000(a)(f)(g)        April 30, 2000(a)(g)
                                                           -----------------------------------------------------
Net asset value, beginning of year ($)                                16.09                          14.48
                                                                 ----------                     ----------
 Net investment income (loss) ($)                                     (0.02)                         (0.00)
 Net realized and unrealized gain (loss) on investments ($)            0.54                           1.61
                                                                 ----------                     ----------
Total from investment operations ($)                                   0.52                           1.61
                                                                 ----------                     ----------
Net asset value, end of year ($)                                      16.61                          16.09
                                                                 ==========                     ==========
Total return (%)(b)                                                    3.23 (c)                      11.12
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                               7,126                          8,097
Expense ratio (%)                                                      1.04 (d)                       0.97
Expense ratio after expense reductions (%)                             1.04 (d)                       0.96
Ratio of net investment income (loss) to average net assets (%)       (0.24)(d)                      (0.06)
Portfolio turnover rate (%)                                           11.07                          33.23

(a)  Per-share figures have been calculated using the average shares method.
(b)  Does not reflect any front-end or contingent deferred sales charges.
(c)  Not annualized
(d)  Annualized
(e) During the year ended October 31, 2004, the Distributor made restitution payments to the fund as part of a settlement with NASD. These payments had no effect on net realized and unrealized gain on investments per share.
(f) Effective August 2, 2000, the fiscal year end of the fund changed from April 30 to October 31.
(g)  Audited by other auditors
(h)  April 3, 2003 (commencement of share class) to October 31, 2003

-----------
REPORT OF
-----------
  Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of State Street Research Legacy Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of State Street Research Legacy Fund (the "Fund"), a series of State Street Research Securities Trust, as of October 31, 2004, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended October 31, 2002, the six months ended October 31, 2000, and the year ended April 30, 2000, were audited by other auditors whose report dated December 13, 2002, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2004, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts

December 17, 2004

                                           State Street Research Legacy Fund  15

-------------
PERFORMANCE
--------------
         Discussion as of October 31, 2004
                                                         (continued from page 3)


Performance: Class B(1)
--------------------------------------------------------------------------------
Fund average annual total return as of 10/31/04
(does not reflect sales charge)

                                                                    Life of Fund
                            1 Year              5 Years              (12/31/97)
--------------------------------------------------------------------------------
Return Before Taxes          3.94%               -3.85%                  2.53%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions             3.94%               -3.84%                  2.53%
--------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of
Fund Shares                  2.56%               -3.23%                  2.17%
--------------------------------------------------------------------------------

Fund average annual total return as of 9/30/04
(at maximum applicable sales charge)

                                                                    Life of Fund
                          1 Year               5 Years               (12/31/97)
--------------------------------------------------------------------------------
Return Before Taxes        4.97%                -3.61%                   2.35%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions           4.97%                -3.61%                   2.34%
--------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of
Fund Shares                3.23%                -3.03%                   2.01%
--------------------------------------------------------------------------------

Performance: Class C
--------------------------------------------------------------------------------
Fund average annual total return as of 10/31/04
(does not reflect sales charge)

                                                                    Life of Fund
                           1 Year              5 Years               (12/31/97)
--------------------------------------------------------------------------------
Return Before Taxes         3.94%               -3.85%                   2.53%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions            3.94%               -3.84%                   2.53%
--------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of
Fund Shares                 2.56%               -3.23%                   2.17%
--------------------------------------------------------------------------------

Fund average annual total return as of 9/30/04
(at maximum applicable sales charge)

                                                                    Life of Fund
                           1 Year              5 Years               (12/31/97)
--------------------------------------------------------------------------------
Return Before Taxes         8.97%               -3.22%                   2.35%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions            8.97%               -3.22%                   2.34%
--------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of
Fund Shares                 5.83%               -2.71%                   2.01%
--------------------------------------------------------------------------------

Performance: Class S
--------------------------------------------------------------------------------
Fund average annual total return as of 10/31/04
(does not reflect sales charge)

                                                                    Life of Fund
                           1 Year              5 Years               (12/31/97)
--------------------------------------------------------------------------------
Return Before Taxes         5.01%               -2.76%                   3.66%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions            5.01%               -2.76%                   3.66%
--------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of
Fund Shares                 3.26%               -2.32%                   3.16%
--------------------------------------------------------------------------------

Fund average annual total return as of 9/30/04
(at maximum applicable sales charge)


                                                                    Life of Fund
                           1 Year              5 Years               (12/31/97)
--------------------------------------------------------------------------------
Return Before Taxes        11.03%               -2.14%                    3.46%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions           11.03%               -2.14%                    3.46%
--------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of
Fund Shares                 7.17%               -1.81%                    2.98%
--------------------------------------------------------------------------------


Performance: Class B
--------------------------------------------------------------------------------
Fund average annual total return as of 10/31/04

(does not reflect sales charge)

                                                                    Life of Fund
                           1 Year              5 Years               (12/31/97)
--------------------------------------------------------------------------------
Return Before Taxes        4.98%                -3.25%                    2.99%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions           4.98%                -3.25%                    2.99%
--------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of
Fund Shares                3.24%                -2.73%                    2.58%
--------------------------------------------------------------------------------

Fund average annual total return as of 9/30/04
(at maximum applicable sales charge)


                                                                    Life of Fund
                          1 Year               5 Years               (12/31/97)
--------------------------------------------------------------------------------
Return Before Taxes        6.07%                -3.06%                    2.79%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions           6.07%                -3.05%                    2.79%
--------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of
Fund Shares                3.95%                -2.57%                    2.40%
--------------------------------------------------------------------------------

Performance: Class R
--------------------------------------------------------------------------------
Fund average annual total return as of 10/31/04
(does not reflect sales charge)

                                                                    Life of Fund
                          1 Year               5 Years               (12/31/97)
--------------------------------------------------------------------------------
Return Before Taxes        4.37%                -3.22%                    3.23%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions           4.37%                -3.22%                    3.22%
--------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of
Fund Shares                2.84%                -2.71%                    2.78%
--------------------------------------------------------------------------------

Fund average annual total return as of 9/30/04
(at maximum applicable sales charge)


                                                                    Life of Fund
                           1 Year              5 Years               (12/31/97)
--------------------------------------------------------------------------------
Return Before Taxes        10.57%               -2.60%                    3.04%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions           10.57%               -2.59%                    3.04%
--------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of
Fund Shares                 6.87%               -2.19%                    2.62%
--------------------------------------------------------------------------------

Keep in mind that the performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted herein. For the most recent month-end performance results, visit our website at www.ssrfunds.com. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Performance for Class B(1) shares reflects Class B share performance through December 31, 1998, and Class B(1) performance thereafter. Performance for Class R shares reflects Class A share performance through April 2, 2003, and Class R share performance thereafter. If the returns for Class B(1) and Class R shares had reflected their current service/distribution (Rule 12b-1) fees for the entire period, these returns would have been lower.

Average annual total return without sales charge does not reflect the maximum applicable sales charges. If the applicable sales charges were deducted, performance would be lower.

Average annual total return at maximum applicable sales charge reflects a maximum 5.75% Class A front-end sales charge, or 5% Class B or Class B(1) share or 1% Class C share contingent deferred sales charge, where applicable.

Ater-tax returns are calculated using the highest historical federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). Return After Taxes on Distributions and Sales of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of fund shares.

Class R and Class S shares, offered without sales charge, are only available through retirement plans and through special programs.

------------------------
TRUSTEES AND OFFICERS
------------------------
             State Street Research Securities Trust

                                                                                                   Number
                                                                                                  of Funds
                                                                                                   in Fund
                                                                                                   Complex
Name,                 Position(s)  Term of Office                                                 Overseen             Other
Address                Held with   and Length of              Principal Occupations              by Trustee/    Directorships Held
and Age(a)               Fund      Time Served(b)              During Past 5 Years               Officer(c)     by Trustee/Officer
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Bruce R. Bond          Trustee         Since       Retired; formerly Chairman of the Board,          18       Avaya Inc.
(58)                                   1999        Chief Executive Officer and President,
                                                   PictureTel Corporation (video conferencing
                                                   systems)
------------------------------------------------------------------------------------------------------------------------------------
Peter S. Drotch        Trustee         Since       Retired, formerly Partner,                        18       First Marblehead Corp.
(62)                                   2004        PricewaterhouseCoopers LLP
------------------------------------------------------------------------------------------------------------------------------------
Steve A. Garban        Trustee         Since       Retired; formerly Senior Vice President           52       Metropolitan Series
(67)                                   1997        for Finance and Operations and Treasurer,                  Fund, Inc. and
                                                   The Pennsylvania State University                          Metropolitan Series
                                                                                                              Fund II
------------------------------------------------------------------------------------------------------------------------------------
Susan M. Phillips      Trustee         Since       Dean, School of Business and Public               18       The Kroger Co.
(60)                                   1999        Management, George Washington University;
                                                   formerly a member of the Board of
                                                   Governors of the Federal Reserve System;
                                                   and Chairman and Commissioner of the
                                                   Commodity Futures Trading Commission
------------------------------------------------------------------------------------------------------------------------------------
Toby Rosenblatt        Trustee         Since       President, Founders Investments Ltd.              52       A.P. Pharma, Inc.;
(66)                                   1994        (investments); President, Pacific Four                     Metropolitan Series
                                                   Investments (investments); formerly                        Fund, Inc.; and
                                                   President, The Glen Ellen Company (private                 Metropolitan Series
                                                   investment firm)                                           Fund II
------------------------------------------------------------------------------------------------------------------------------------
Michael S. Scott       Trustee         Since       Jay W. Forrester Professor of Management          52       Metropolitan Series
Morton (67)                            1994        (Emeritus), Sloan School of Management,                    Fund, Inc. and
                                                   Massachusetts Institute of Technology                      Metropolitan Series
                                                                                                              Fund II
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Richard S. Davis(+)    Trustee         Since       Chairman of the Board, President and Chief        18       None
(59)                                   2000        Executive Officer of State Street Research
                                                   & Management Company; formerly Senior Vice
                                                   President, Fixed Income Investments,
                                                   Metropolitan Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Officers

Edward Dowd            Vice            Since       Vice President of State Street Research &         6        None
(37)                   President       2003        Management Company, formerly Vice
                                                   President, Independence Investment LLC and
                                                   equity research associate, Donaldson,
                                                   Lufkin and Jenrette
------------------------------------------------------------------------------------------------------------------------------------
C. Kim Goodwin         Vice            Since       Managing Director and Chief Investment            17       Akamai Technologies
(45)                   President       2002        Officer - Equities of State Street                         Inc.
                                                   Research & Management Company; formerly
                                                   Chief Investment Officer - U.S. Growth
                                                   Equities, American Century
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey Lindsey        Vice            Since       Managing Director of State Street Research        6        None
(42)                   President       2003        & Management Company, 6 (42) formerly
                                                   Managing Director and Senior Vice
                                                   President, Putnam Investments
------------------------------------------------------------------------------------------------------------------------------------
John S. Lombardo       Vice            Since       Managing Director, Chief Financial Officer        18       None
(50)                   President       2001        and Director of State Street Research &
                                                   Management Company; formerly Executive
                                                   Vice President, State Street Research &
                                                   Management Company; and Senior Vice
                                                   President, Product and Financial
                                                   Management, MetLife Auto & Home
------------------------------------------------------------------------------------------------------------------------------------
Denis J. Walsh III     Vice            Since       Managing Director of State Street Research        2        None
(44)                   President       2003        & Management Company; formerly Senior
                                                   Research Analyst, Fleet Investment
                                                   Advisors
------------------------------------------------------------------------------------------------------------------------------------
Douglas A. Romich      Treasurer       Since       Senior Vice President and Treasurer of            18       None
(47)                                   2001        State Street Research & Management
                                                   Company; formerly Vice President and
                                                   Assistant Treasurer, State Street Research
                                                   & Management Company
------------------------------------------------------------------------------------------------------------------------------------

The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.
(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.
(c) Includes all series of 9 investment companies for which State Street Research & Management Company serves as sole investment adviser and all series of Metropolitan Series Fund, Inc. and Metropolitan Series Fund II. The primary adviser to Metropolitan Series Fund, Inc. and Metropolitan Series Fund II is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.
(+) Mr. Davis is an "interested person" of the Trust under the Investment
    Company Act of 1940 by reason of his affiliation with the Trust's Investment Manager, State Street Research & Management Company, as noted.


                                           State Street Research Legacy Fund  17

[LOGO] STATE STREET RESEARCH                                      --------------
       One Financial Center                                          PRSRT STD
       Boston, MA 02111-2690                                       U.S. POSTAGE
                                                                       PAID
                                                                     PERMIT #6
                                                                    HUDSON, MA
                                                                  --------------

--------------------------------------------------------------------------------
New accounts, mutual fund purchases, exchanges and account information

Internet    www.ssrfunds.com

E-mail      info@ssrfunds.com

Phone       1-87-SSR-FUNDS (1-877-773-8637),
            toll-free, 7 days a week, 24 hours a day
            Hearing-impaired: 1-800-676-7876

Fax 1-617-737-9722 (request confirmation number first from the Service Center by calling 1-877-773-8637)

Mail        State Street Research Service Center
            P.O. Box 8408, Boston, MA 02266-8408

Did You Know?

State Street Research offers electronic delivery of quarterly statements, shareholder reports and fund prospectuses. If you elect this option, we will send these materials to you via e-mail. To learn more, visit us on the Web at www.ssrfunds.com and click on "Go to Your Account" or call us at 1-87-SSR-FUNDS (1-877-773-8637).

Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time, to learn more.
--------------------------------------------------------------------------------

Investors should carefully consider the fund's investment objective, risks, charges and expenses before investing. The fund's prospectus contains more complete information on these and other matters. A prospectus for any State Street Research fund is available through your financial professional, by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637) or by visiting our website at www.ssrfunds.com. Please read the prospectus carefully before investing.

OverView

For more information on the products and services we offer, refer to OverView, our quarterly shareholder newsletter.

Webcasts

For a professional perspective on the markets, the economy and timely investment topics, tune in to a State Street Research webcast by visiting our website at www.ssrfunds.com.

Complete Fund Listing

For a list of our funds, visit our website at www.ssrfunds.com under Research Our Funds.

                                   [GRAPHIC]

                                for Excellence in
                           Shareholder Communications

                                   [GRAPHIC]

                            for Excellence in Service

This report must be accompanied or preceded by a current prospectus. When used as sales material after December 31, 2004, this report must be accompanied by a current Quarterly Performance Update.


"State Street Research Proxy Voting policies and proceures" -- which describes how we vote proxies relating to portfolio securities -- is available upon request free of charge by calling the State Street Research Center toll free at 1-87-SSR-FUNDS (1-877-773-8637) or by accessing the U.S. Security Exchange Commission website at www.sec.gov.


The DALBAR awards recognize quality shareholder service and quality shareholder communications, and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.


Member NASD, SIPC
(C)2004 State Street Research Investment Services, Inc.
One Financial Center
Boston, MA 02111-2690
www.ssrfunds.com
CONTROL NUMBER:(exp1205)SSR-LD                                      LF-2851-1204

                               FORM N-CSR(2 OF 3)

ITEM 2: CODE OF ETHICS

     (a) The Registrant has, as of the end of the period covered by this report, adopted a code of ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in the instructions to Form N-CSR that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

     (b) Omitted

     (c) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

     (d) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

     (e) Not applicable.

     (f) Not applicable.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT

       The Registrant's Board of Trustees has determined that Steve A. Garban, a member of the Registrant's Board of Trustees and Audit Committee, qualifies as an "audit committee financial expert" as such term is defined in the instructions to Form N-CSR. Mr. Garban is "independent", as defined in the instructions to Form N-CSR.

ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES


(a) Audit Fee
    Fiscal year ended October 31, 2003      $23,000
    Fiscal year ended October 31, 2004      $25,000

(b) Audit-Related Fees - Represents fees for assurance and related services related to the audit of the registrant's financial statements.
    Fiscal year ended October 31, 2003      $0
    Fiscal year ended October 31, 2004      $0

(c) Tax Fees - Represents fees for professional services rendered by the principal accountant for tax compliance, tax provision review, and the tax return preparation.
    Fiscal year ended October 31, 2003      $3,500
    Fiscal year ended October 31, 2004      $4,000

(d) All other fees - Represents fees paid to Deloitte & Touche LLP to provide a special review of late trading, market timing and related issues concerning the Registrant.
    Fiscal year ended October 31, 2003      $0
    Fiscal year ended October 31, 2004      $14,000


The Registrant's independent accountants, Deloitte & Touche LLP, did not bill fees for audit-related, tax, or other non-audit services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(e)(1) The Audit Committee has determined that all work performed for the Registrant by Deloitte & Touche LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures.

    (2) None.

(f) Not applicable.

(g) Non-Audit Fees - Represents fees for audit-related, tax and other non-audit services rendered by the principal accountant to the Registrant, the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

    Fiscal Year Ended October 31, 2003  $ 3,500
    Fiscal Year Ended October 31, 2004  $64,000

(h) The Audit Committee of the Registrant has considered whether the non-audit services that were rendered by the Registrant's principal accountant to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant and that were not pre-approved by the Audit Committee are compatible with maintaining the principal accountant's independence.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS
        Not applicable.

ITEM 6: SCHEDULE OF INVESTMENTS
        Not applicable.

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES & PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
        Not applicable.

ITEM 8: PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
        Not applicable.

ITEM 9: SUBMISSION OF MATTERS TO A VOTE OF SECURITIY HOLDERS

       The Governance Committee will consider nominees recommended by shareholders. Shareholders may submit recommendations to the attention of the Secretary of the Trust, State Street Research & Management Company, One Financial Center, 30th Floor, Boston MA 02111.

ITEM 10: CONTROLS AND PROCEDURES

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting during the Registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.


ITEM 11: EXHIBITS

       (a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH

       (a)(2) Certification for each principal executive and principal financial officer of the Registrant required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended
              (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.302CERT

      (b) Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                     State Street Research Securities Trust


                     By:     /s/ Richard S. Davis
                          ------------------------------------------------------
                             Richard S. Davis, President, Chairman and
                             Chief Executive Officer
                             Principal Executive Officer

                     Date    January 6, 2005
                          ------------------------------------------------------

                               FORM N-CSR(3 OF 3)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities, and on the dates indicated.

                     By:     /s/ Richard S. Davis
                          ------------------------------------------------------
                             Richard S. Davis, President, Chairman and
                             Chief Executive Officer
                             Principal Executive Officer

                     Date    January 6, 2005
                          ------------------------

                     By:     /s/ Douglas A. Romich
                          ------------------------------------------------------
                             Douglas A. Romich, Treasurer
                             Principal Financial Officer

                     Date    January 6, 2005
                          ------------------------